LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED NOVEMBER 30, 2017

TO THE PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

THE FOLLOWING CHANGES ARE EFFECTIVE AS OF DECEMBER 1, 2017.

The following disclosure amends and restates the corresponding section of the Prospectus titled “Shareholder information – Calculation of net asset value” for each of the funds listed in Schedule A to address a change in the valuation of short-term fixed income securities that mature in 60 days or less:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

SCHEDULE A

Fund	Date of Prospectus
ClearBridge All Cap Growth ETF	May 3, 2017
ClearBridge Dividend Strategy ESG ETF	May 22, 2017
ClearBridge Large Cap Growth ESG ETF	May 22, 2017
Legg Mason Developed ex-US Diversified Core ETF	March 1, 2017
Legg Mason Emerging Markets Diversified Core ETF	March 1, 2017
Legg Mason Emerging Markets Low Volatility High Dividend ETF	November 17, 2016
Legg Mason Global Infrastructure ETF	December 29, 2016
Legg Mason International Low Volatility High Dividend ETF	March 1, 2017
Legg Mason Low Volatility High Dividend ETF	March 1, 2017
Legg Mason Small-Cap Quality Value ETF	July 11, 2017
Legg Mason US Diversified Core ETF	March 1, 2017

Please retain this supplement for future reference.

ETFF416917